CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Operating expenses:
Research and development	$ 2,013,762	$ 544,519
General and administrative	1,617,810	476,315
Compensation expense	582,862	247,867
Total operating expenses	4,214,434	1,268,701
Loss from operations	(4,214,434)	(1,268,701)
Other income (expenses):
Interest expense	(236,577)	(1,014,769)
Debt discount amortization	(77,031)	(259,057)
Total other income (expenses)	(313,608)	(1,273,826)
Net loss before provision for income taxes	(4,528,042)	(2,542,527)
Provision for income taxes
Net loss	(4,528,042)	(2,542,527)
Net loss attributable to the non-controlling interest	496,297	61,909
NET LOSS ATTRIBUTABLE TO BIOXYTRAN	$ (4,031,745)	$ (2,480,618)
Loss per common share, basic and diluted	$ (0.04)	$ (0.03)
Weighted average number of common shares outstanding, basic and diluted	106,252,116	93,967,677